InfuSystem

INFUSION MADE EASY

(NYSE AMERICAN: INFU)

CORPORATE PRESENTATION

June 2019

EXCEPTIONAL PRODUCTS AND PEOPLE DEVOTED TO PATIENT WELLNESS

Forward-Looking Statement / Non-GAAP Measures

Forward Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors, and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for non-recurring items that are not part of the normal course of business and that the Company's management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in this presentation.

InfuSystem Holdings: *The Pump Company*

- ~80,000 pumps rented in U.S. and Canada
- Dominant market player in DME oncology ("Oncology")
  - 1,800 outpatient oncology practices; ~98% retention rate
  - InfuSystem pumps enable patients to leave the clinic and continue their infusion at home
  - Outpatient, at-home treatment substantially lowers cost of patient care
  - Rapidly adding practices in 2019 due to changes in market
- Infusion Products Division ("IPD")
  - ~1,100 customers
  - Direct rentals
  - VAR and broker/trader sales
  - Consumables (tubing)
  - Pump service and repair (biomed services)


Toronto Canada Service Center
Michigan Headquarters
Boston Service Center
Kansas City Service Center
Los Angeles Area Service Center

We Focus on High-Return Niche Sectors



Infusion Pump Economics

- Average Cost: ~$1,200 per pump
- Pump fleet of >78,000 units
- Depreciated over 7 years
- Average Life Span of pump: >10 years

Third Party Payor (TPP) Oncology Model

- Average Monthly Rental Fee: >$200
  - Cost recovered in less than one year
  - Utilization rate of ~65%
  - High-service business model

9 to 1 return on investment over 7-year life cycle*

Direct Payor (DP) Oncology Model

- Average Monthly Rental Fee: $75
  - Revenue ~$700 per year
  - Utilization rate of ~80%
  - Low-service model; leads to consumables sales

4 to 1 return on investment over 7-year life cycle*

** Return on investment for illustration purposes Only*

Competitive Advantages – SAFE…SMART…TRUSTED

- **Highest-level of service available**
  - Best and safest pumps on market
  - 24/7/365 access to oncology nurses
- **InfuSystem Mobile – Only patient safety app**
  - Infusion Safety Timer
  - Instant access to 24/7 nursing hotline
  - Two-way communication
  - Patient resources; education videos
  - Answers to frequently asked questions
  - Customized information for patients
- **World-class Biomedical Service Group**
  - Pump repair and service capabilities at all five facilities
  - Internal cost savings and rising revenue center



InfuSystem
INFUSION MADE EASY
Click For Nursing Hotline
With InfuSystem Mobile, everything you need is right in the palm of your hand.
Click. Call. Care.
• One-touch dialing to the InfuSystem 24/7 nursing hotline
• We're here to help you with any questions about your infusion pump
Patient-Friendly Resources
• Helpful videos and answers to frequently asked questions
• Less paper - it's your patient packet all in one place
Infusion Safety Alerts
• Offering peace of mind during treatment
*Use of this feature may vary depending on your clinic's protocol
Ready to go mobile?
Step 1. Visit the app store to download InfuSystem Mobile
Step 2. Ask your clinic nurse to send your access code by text message
Step 3. Enter your access code on the InfuSystem Mobile home screen
InfuSystem MOBILE
Google Play
InfuSystem is your trusted partner for infusion care.

Significant Oncology Market Share Gains In Process

- **November 2018 - Elastomeric**
  - #1 elastomeric provider subject to FDA recall
  - Spanish manufacturing – not allowed to import U.S.
  - Six months later, no news of change
- **March 2019 – Largest Market Competitor**
  - Phasing out TPP offering
  - 30% growth opportunity for INFU oncology
  - Switchover starting in 2Q19
  - Revenue growth in 2H19 and into 2020

Oncology Outpatient Clinics and Third Party Payor Networks



2,400
2,000
1,600
1,200
800
400
0
900
800
700
600
500
400
300
200
100
-
1,400
1,600
1,800
1,500
1,700
1,800
1,800
1,800
1,900
2,100
230
245
260
270
340
450
520
600
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019*
FY2020*
Oncology Outpatient Clinics
Third Party Payor Neworks

*FY2019 and FY2020 are management estimates

IPD Consistently Winning Profitable Business

- **Opportunistic niche-market wins**
  - Home health care
  - Enteral feeding pumps
  - Canada
- **Pump Sales, Disposables and Service**
  - VAR sales and broker-trader desk
  - High-turn consumables – often drop-shipped
  - Leverage expertise to sell biomed services



IPD Performance
$30
$25
$20
$15
$10
$5
$0
$ Millions
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$ Millions
$22.99
$23.16
$24.43
$25.70
$2.85
$3.65
$5.07
$6.09
FY2015
FY2016
FY2017
FY2018
Net Revenue
Disposables

Please note that IPD revenues are net of intercompany revenues

Pain Management Business Opportunity

InfuBLOCK offers an alternative solution to opioid use for pain management.

Market Opportunity

- 30,000 orthopedists in the U.S. performing an average of 30 procedures per month
  - 10.8 million orthopedic surgeries annually (per AAOS)
- 47,000 Americans died of opioid overdose (per HHS)
- More than 2 million Americans live with addiction to opioids
- Per National Center for Health Statistics (2006), approximately 76.2 million, 1 in every 4 Americans suffered from pain that last longer than 24 hours




CADD-Legacy™ PCA

Benefits of InfuBLOCK:

- Convenient
- Cost Savings
- Ultra High Patient Satisfaction
- Patient Follow-up
- 24/7 Patient Support

- **Pain relieving effects of using a Continuous Peripheral Nerve Block (CPNB) program.**
- Delivered via catheter, local anesthetic & an electronic infusion pump.

Back, and Stronger than Ever

- **2016 SE 1609: CMS eliminated reimbursement**
  - Couldn't halt services – took big hit to P&L
  - Created difficulties with bank covenants
- **New CEO and CFO; shareholder-led board**
  - Had to reengineer business; improve processes
  - New value-creation philosophy - cash flow focus and PE operating mindset
  - Financial analytics, revenue cycle management, and process improvements
- **Result: Improved operations and cash flows**
  - First, paid down debt
  - Next, repurchased stock (2018 >14% outstanding)



Adjusted EBITDA Margins*
$ Millions
30%
25%
20%
15%
10%
5%
0%
8.9%
19.5%
24.2%
18.9%
21.6%
19.3%
19.7%
21.3%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018



Cash Flow from Operating Activities
$ Millions
$12
$10
$8
$6
$4
$2
$0
$7.1
$7.9
$7.7
$11.4
2015
2016
2017
2018

** See Appendix for Regulation G Reconciliation*

Delivering Shareholder Value

INFU Stock Performance

- Performance from May 2017
  ~138% - Annualized ~69%
- Performance since July 2018
  14% S/O stock repurchase
  ~68% - Annualized ~90%
- YTD stock performance
  ~49% - Annualized ~117%



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
5/18/2017: Formation of Office of the President
11/17/17: Rich DiIorio Appointed CEO
3/12/18: Board approved a one million share repurchase program
5/18/18: Launched InfuSystem Mobile
7/31/18: INFU purchased $8.8 million, or 14% of shares outstanding
May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19
Stock Price

Go Forward Strategy

- **Smart growth leveraging competitive advantages**
  - Oncology: convert on current market share gain opportunities
  - IPD: higher-margin niche opportunities; high-turn consumables
- **Always seeking to improve operating efficiencies and reduce costs**
  - Maximize pump fleet utilization
  - RCM improvements
  - Technology platform improvements (off-the-shelf)
- **Capital allocation**
  - Strong operating cash flow and appropriate use of leverage (2x to 3x)
  - Best-in-class fleet and services; explore ancillary revenue-generating opportunities
  - Consider synergistic tuck-in acquisitions
  - Stock repurchase programs



Investment Highlights

- **Strong operating cash flow**
  - $11.4 Cash Flow by Operations, up 47% YOY
  - $14M AEBITDA in 2018
  - **Est. $16M AEBITDA in 2019; Est. $20M in 2020
- **Strong, growing and recurring revenues**
  - Essential medical procedures – non cyclical
  - Ongoing material market share gains
  - Growing high-turn consumables business
- **Recent aggressive stock buybacks**
- **NOLs: ~$38.2M**

**Estimated AEBITDA as of March 7, 2019



Revenue & AEBITDA
$ Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$25
$20
$15
$10
$5
$0
$65.43
$65.65
$65.46
$67.13
$74.00
$80.00
$17.20
$13.04
$11.69
$13.76
$16.00
$20.00
FY2015
FY2016
FY2017
FY2018
FY2019*
FY2020*
Net Revenue
AEBITDA

*FY2019 and FY2020 are management estimates

Please note 2015-2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.

Management Team



Richard DiIorio - *President, Chief Executive Officer, and Director*

Mr. DiIorio has served as President and Chief Executive Officer since his appointment in November 2017. Previously, Mr. DiIorio served as a member of the Company's Office of the President starting May 2017 which was ceased to operate upon his appointment as CEO, and as General Manager of Oncology since December 2016. Mr. DiIorio served as InfuSystem's Executive Vice President of Oncology Sales from July 2014 to November 2016 and Regional Vice President and Vice President Strategic Development from August 2010 to July 2014. Mr. DiIorio joined InfuSystem in January 2004 and served as Territory Manager until July 2010. During Mr. DiIorio's 13-year tenure with InfuSystem, he has received numerous awards and honors. Prior to joining the Company, Mr. DiIorio held various sales and sales leadership roles at Stryker Medical, Novartis Pharmaceuticals, and Thermo Scientific. He earned a Bachelor of Science degree in Biology from Boston College.



Greg Schulte - *Executive Vice President and Chief Financial Officer*

Mr. Schulte became the Company's Chief Financial Officer in April 2018. Previously, Mr. Schulte served as the Vice President and Corporate Controller at Innocor, Inc. ("Innocor"), a manufacturer, from June 2015 until he joined the Company. Prior to joining Innocor, Mr. Schulte was at OfficeWorks, a provider of staffing services, and served as Chief Financial and Operating Officer, from August 2014 to June 2015. Mr. Schulte served as Vice-President and Corporate Controller at Corporate Resource Services, a provider of staffing services, from December 2010 to July 2014. Prior to 2010, Mr. Schulte held various positions as Chief Financial Officer, Vice President, and Corporate Controller at various public and private equity-owned corporations. Mr. Schulte holds a Bachelor of Science degree from Boston College and an MBA from New York University. He also served as a First Lieutenant in the United States Army and led a platoon in Operation Desert Storm.



Jeannine Sheehan - *Executive Vice President and Chief Administrative Officer*

Before joining InfuSystem, Jeannine was previously the Senior Vice President and Chief Human Resources Officer at Crimson Hexagon, a social analytics company based in Boston. Prior to joining Crimson Hexagon, she held senior leadership positions at LoJack, Dunkin' Brands, and Digitas. Jeannine earned her Bachelor's Degree from Emmanuel College and Executive Master's Degree from Cornell University where she has served as a course writer and facilitator.



John Haggerty - *Senior Vice President, Biomedical Services and Logistics*

Mr. Haggerty joined InfuSystem in October 2010. Prior to joining InfuSystem, he was Global Service Manager for Smiths Medical, a leading global provider of medical devices for the hospital, emergency, and home environments, leading their biomedical technical centers to the highest quality standards in the U.S., Europe, Australia, and Japan. From 1998 to 2005 Mr. Haggerty was the U.S. Service & Repair Manager for Sims Deltec. Prior to that, he was the Supervisor of the Biomedical Services Group for 3M from 1985 until it was acquired by Smiths Medical. With over 30 years of experience in managing biomedical and infusion device service programs, Mr. Haggerty carries expertise in FDA, GMP and ISO standards and compliance, helping to deliver world-class quality.

Management Team - continued



Carrie Lachance, BSN, RN, CRNI - *Senior Vice President, Clinical and Customer Service*

Mrs. Lachance has served as the Vice President of the Clinical and Customer Service departments since December 2017. Prior to her current position she served as the Director of Clinical Resources from May 2015 to December 2017, and a Territory Manager from January 2011 to May 2015. Originally joining InfuSystem in 2010 as a Clinical Sales Associate Mrs. Lachance brings extensive clinical knowledge from more than 20 years in the medical field. Her medical career began in 1996 as a Hospital Corpsman in the U.S. Navy and Naval Reserves. Her nursing knowledge and experience in both the hospital and clinic settings, as well as oncology medical sales and product development, has been instrumental in promoting positive relations with partners, vendors, and distributors. Mrs. Lachance is a Certified Infusion Nurse and a member of the Infusion Nurses Society. She earned a Bachelor of Science degree in Nursing from Rivier University.



Jean Pfeiffer - *Senior Vice President, Strategic Initiatives*

Ms. Pfeiffer joined InfuSystem in 2014. She spent the last 20 years as Principal, Pfeiffer Consulting, delivering expertise in identifying and driving strategic initiatives to medical device and services companies. In addition to her experience in startups, growth and integration, and turnarounds, Ms. Pfeiffer has also been named on several product and system patents. Prior to her consulting career, she was the Vice President of Development for Central Admixture Pharmacy Services, Inc., responsible for launching the business processes for delivering same-day, patient-specific infusion admixtures, from a class-100 cleanroom environment. From 1984 to 1991, Ms. Pfeiffer served at McGaw, Inc., an intravenous solutions manufacturer in a variety of product development, systems, and operations management roles. She started her career as an engineer on the Space Shuttle Program, and earned a Bachelor of Science Degree in Mechanical Engineering from the University of California, Irvine.



Tom Ruiz- *Senior Vice President, Sales and Marketing*

Mr. Ruiz joined InfuSystem in August 2010. His medical industry sales career began in 1985, which includes 13 years with Smiths Medical, a medical device company with a broad portfolio of products including infusion pumps. Mr. Ruiz's sales strategies delivered infusion pump sales successes. His selling models and product presentations were adopted throughout his division's sales force. Leading teams to reach sales targets garnered Mr. Ruiz notable recognition and honors. He earned a Bachelor of Science degree in Marketing from the Entrepreneurial Program at California State University, Long Beach.


QUESTIONS


APPENDIX

Company Snapshot

InfuSystem Holdings, Inc.

- **Headquarters: Madison Heights, MI**
- **Founded: 1998**
- **Specialization: Healthcare / Medical Instruments & Supplies**
- **Management: Rich DiIorio, President & Chief Executive Officer, Greg Schulte, EVP & CFO,**
- **Est. Number of Employees: 262**
- **2018 Revenue: $67.1M** (as of 12/31/2018)
- **2018 AEBITDA: $13.8M** (as of 12/31/2018)
- **EV / LTM AEBITDA: 8.24x ***
- **NOLs: ~$38.2M**

Commentary

- **InfuSystem provides infusion pumps and related products and services for patients in:**
    - **Patient's home,**
    - **Oncology clinics**
    - **Ambulatory surgery centers**
    - **Other health care sites**
- **5 Regional Service Centers serves North America**
- **Smart Growth**
    - **Oncology business – healthcare trends**
    - **InfuSystem Mobile – Patient Safety App**
    - **Pain Management - InfuBLOCK**
    - **Strategic expansion**

Summary Trading Statistics (as of 05/28/19)

- **Stock Price: $4.88**
- **52-Wk Range: $2.85 - $5.21**
- **Market Cap: $96.13M**
- **Enterprise Value: $127.1M**
- **EV / LTM AEBITDA: 8.24x**



Share Price
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Volume
1,000,000
800,000
600,000
400,000
200,000
0
5/16 8/16 11/16 2/17 5/17 8/17 11/17 2/18 5/18 8/18 11/18 2/19 5/19
Share Price
Volume

Financial Summary *($ in millions)*



Total Revenue
$80
$60
$40
$20
$0
Adjusted EBITDA Margin %
30%
20%
10%
0%
$62.3
$66.5
$70.5
$70.5
$71.1
$67.1
26%
24%
24%
19%
16%
21%
FY2013 FY2014 FY2015 FY2016 FY2017 FY2018

Please note 2018 includes effect of adoption of ASC 606

GAAP to Non-GAAP Reconciliation (unaudited)

(in thousands)	Q1/2017	Q2/2017	Q3/2017	Q4/2017	2017	Q1/2018	Q2/2018	Q3/2018	Q4/2018	2018
GAAP net loss	($1,478)	($1,106)	($129)	($17,994)	($20,707)	$204	($505)	($519)	($275)	($1,095)
Adjustments:										
Interest expense	$328	$333	$354	$317	$1,332	$315	$296	$370	$439	$1,420
(Benefit from) provision for income taxes	($856)	($385)	$327	$16,364	$15,450	$58	$6	$45	($56)	$53
Depreciation	$1,707	$1,693	$1,766	$1,797	$6,963	$1,628	$1,625	$1,626	$1,780	$6,659
Asset impairment	-	-	-	$993	$993	-	-	-	-	$0
Amortization	$1,411	$1,387	$1,384	$1,378	$5,560	$1,187	$1,165	$1,160	$1,137	$4,649
Non-GAAP EBITDA	**$1,112**	**$1,922**	**$3,702**	**$2,855**	**$9,591**	**$3,392**	**$2,587**	**$2,682**	**$3,025**	**$11,686**
Stock related costs	$140	$178	$132	$232	$682	$126	$265	$288	$278	$957
Restatement costs	$28	-	-	-	$28	-	-	-	-	-
Early termination fees for capital leases	-	$302	($10)	-	$292	-	-	-	$98	$98
Contested proxy and other shareholder costs	$24	$176	-	-	$200	-	$147	$87	$17	$251
Certain other non-recurring costs	-	-	-	$160	$160	-	$40	$157	$279	$476
Exited facility costs		-	-	-	-	-	$44	-	-	$44
Management reorganization/transition costs	$134	$485	$42	$76	$737	$47	$90	$72	$41	$250
Non-GAAP Adjusted EBITDA	**$1,438**	**$3,063**	**$3,866**	**$3,323**	**$11,690**	**$3,565**	**$3,173**	**$3,286**	**$3,738**	**$13,762**
GAAP Net Revenues	$17,654	$16,942	$17,588	$18,893	$71,077	$16,483	$16,415	$16,677	$17,563	$67,138
Adjustments:										
Bad Debt Expense	($1,471)	($1,261)	($1,597)	($1,286)	($5,615)	-	-	-	-	-
Non-GAAP Adjusted Net Revenues (a)	**$16,183**	**$15,681**	**$15,991**	**$17,607**	**$65,462**	**$16,483**	**$16,415**	**$16,677**	**$17,563**	**$67,138**
Non-GAAP Adjusted EBITDA Margin (a)	**8.9%**	**19.5%**	**24.2%**	**18.9%**	**17.9%**	**21.6%**	**19.3%**	**19.7%**	**21.3%**	**20.5%**

(a) - For comparison purposes, 2017 quarterly and annual figures include adjustments for ASC 606 as if it was in effect at the time

Detailed Historical Income Statement

($ In Million)	12/31/2013 Actual	12/31/2014 Actual	12/31/2015 Actual	12/31/2016 Actual	12/31/2017 Actual	12/31/2018 Actual
Revenues:						
Rentals	$ 55.962	$ 58.718	$ 62.952	$ 62.210	$ 61.085	$ 56.584
Product Sales	6.318	7.769	7.589	8.287	9.992	10.554
Net revenues	**62.280**	**66.487**	**70.541**	**70.497**	**71.077**	**67.138**
Cost of revenues:						
Product, service and supply costs	11.274	12.165	13.802	16.206	18.367	19.332
Pump depreciation and disposals	7.327	6.968	7.139	9.551	9.349	8.788
Gross profit	**43.679**	**47.354**	**49.600**	**44.740**	**43.361**	**39.018**
Gross profit margin	***70.1%***	***71.2%***	***70.3%***	***63.5%***	***61.0%***	***58.1%***
Selling, general and administrative expenses:						
Provision for doubtful accounts	6.534	5.774	5.234	5.631	5.641	0.000
Amortization of intangibles	2.618	2.516	2.884	3.849	5.560	4.649
Asset impairment charges	0.000	0.000	0.000	0.000	0.993	0.000
Selling and marketing	9.658	9.745	10.424	9.657	9.779	9.107
General and administrative	18.973	19.988	23.778	24.629	25.200	24.847
Total selling, general and administra	37.783	38.023	42.320	43.766	47.173	38.603
Operating income	**5.896**	**9.331**	**7.280**	**0.974**	**(3.812)**	**0.415**
Other income (expense):						
Interest expense	(3.497)	(3.134)	(1.705)	(1.344)	(1.332)	(1.420)
Loss on extinguishment of long term deb	0.000	0.000	(1.599)	0.000	0.000	0.000
Other income (expense)	0.301	0.013	0.013	0.006	(0.113)	(0.037)
Total other expense	(3.196)	(3.121)	(3.291)	(1.338)	(1.445)	(1.457)
Income (loss) before income taxes	2.700	6.210	3.989	(0.364)	(5.257)	(1.042)
Income tax expense	(1.031)	(2.853)	(1.204)	0.142	(15.450)	(0.053)
Net income/(loss)	**$ 1.669**	**$ 3.357**	**$ 2.785**	**$ (0.222)**	**$ (20.707)**	**$ (1.095)**
EBITDA	**$ 14.230**	**$ 15.486**	**$ 13.937**	**$ 11.724**	**$ 9.591**	**$ 11.686**
Adjusted EBITDA	**$ 15.954**	**$ 16.062**	**$ 17.201**	**$ 13.037**	**$ 11.690**	**$ 13.762**

Detailed Historical Balance Sheet

($ in Million)	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
	Actual	*Actual*	*Actual*	*Actual*	*Actual*	*Actual*
ASSETS						
Current assets:						
Cash and cash equivalents	$ 1.138	$ 0.515	$ 0.818	$ 3.398	$ 3.469	$ 4.318
Accounts receivable	10.697	10.300	12.622	11.581	11.385	9.593
Inventory	1.234	1.758	1.916	2.166	1.764	2.254
Other current assets	0.518	0.633	0.861	0.949	1.049	1.372
Deferred income taxes	2.296	2.252	2.743	2.675	0.000	0.000
Total Current Assets	**15.883**	**15.458**	**18.960**	**20.769**	**17.667**	**17.537**
Medical equipment held for sale or rental	3.664	2.255	2.277	1.642	1.567	1.601
Medical equipment in rental service, net of accumulated depreciatic	14.438	19.814	27.837	28.036	23.369	23.488
Property & equipment, net of accumulated depreciation	0.872	2.451	2.370	1.997	1.633	1.445
Deferred debt issuance costs, net	1.817	1.194	0.134	0.000	0.000	0.000
Intangible assets, net	24.182	25.073	31.534	31.239	24.514	19.865
Deferred income taxes	16.300	13.756	12.128	12.436	0.000	0.000
Other assets	0.217	0.212	0.251	0.225	0.131	0.137
Total Assets	**$ 77.373**	**$ 80.213**	**$ 95.491**	**$ 96.344**	**$ 68.881**	**$ 64.073**
LIABILITIES AND STOCKHOLDERS' EQUITY						
Current liabilities:						
Accounts payable	$ 4.736	$ 5.215	$ 6.586	$ 5.315	$ 5.516	$ 7.091
Capital lease liability, current	1.054	2.214	3.187	2.938	0.505	0.033
Current portion of long-term debt	4.064	4.238	1.842	5.314	3.039	4.903
Other current liabilities	3.187	3.062	3.641	2.872	3.414	2.763
Total Current Liabilities	**13.041**	**14.729**	**15.256**	**16.439**	**12.474**	**14.790**
Long-term debt, net of current portion	19.931	16.415	26.548	26.577	25.352	28.842
Capital lease liability, long-term	1.678	2.617	3.233	2.573	0.033	0.000
Deferred income taxes	0.000	0.000	0.000	0.000	0.062	0.000
Other liabilities	0.000	0.000	0.000	0.066	0.007	0.000
Total Liabilities	**$ 34.650**	**$ 33.761**	**$ 45.037**	**$ 45.655**	**$ 37.928**	**$ 43.632**
Stockholders' equity:						
Additional paid-in-capital, Common stock	89.785	90.157	91.240	91.831	92.586	83.169
Retained deficit	(47.062)	(43.705)	(40.920)	(41.142)	(61.633)	(62.728)
Total Stockholders' Equity	**42.723**	**46.452**	**50.320**	**50.689**	**30.953**	**20.441**
Total Liabilities and Stockholders' Equity	**$ 77.373**	**$ 80.213**	**$ 95.357**	**$ 96.344**	**$ 68.881**	**$ 64.073**
Total Debt	**$ 24.910**	**$ 24.290**	**$ 34.676**	**$ 37.402**	**$ 28.929**	**$ 33.778**
Net Debt	**$ 23.772**	**$ 23.775**	**$ 33.858**	**$ 34.004**	**$ 25.460**	**$ 29.460**



SAFE...**SMART...**TRUSTED

InfuSystem
INFUSION MADE EASY
(NYSE American: INFU)

NYSE

IR Contact Info:
Joe Dorame, Managing Partner
Lytham Partners, LLC
602-889-9700
dorame@lythampartners.com